Loss per share	9 Months Ended
Sep. 30, 2026
Loss per share [Abstract]
Loss per share
15.	Loss per share

	Three months ended September 30,		Nine months ended September 30,
	2026	2025	2026	2025
Loss attributable to shareholders (in $’000)	(12,450)	(14,020)	(46,563)	(34,121)
Weighted average number of shares in issue	68,656,960	62,029,395	65,766,044	60,710,082
Basic and diluted loss per share (in USD)	(0.18)	(0.23)	(0.71)	(0.56)

For the three months and the nine months ended September 30, 2026, and 2025, basic and diluted loss per share are calculated on the weighted average number of shares issued and outstanding and exclude shares to be issued under the Share Option Plan, as the effect of including those shares would be anti-dilutive.